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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 17, 2000

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                 (State or Other Jurisdiction of Incorporation)

           000-30578                          98-0208374
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(Commission File Number)                 (I.R.S. Employer Identification No.)


                  337 Magna Drive, Aurora, Ontario, Canada    L4G 7K1
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                  (Address of Principal Executive Offices)        (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2000, Magna Entertainment Corp. (the "Company") acquired (i) the limited liability company interests of Bay Meadows Operating Company LLC ("Bay Meadows"), the company which operates the Bay Meadows Race Course (the "Interests"), and (ii) the shares of capital stock of Bay Meadows Catering ("BM Catering"), the company which operates the food service business at Bay Meadows Race Course (the "Shares"), pursuant to a Purchase Agreement dated as of August 25, 2000 between the Company, BMOC Acquisitions XIV, LLC (the "Seller") and Paine Webber Real Estate Securities, Inc. (the "Agreement"). The Bay Meadows Race Course is a pari-mutuel thoroughbred horse racetrack located in San Mateo, California.

The assets held by Bay Meadows and BM Catering include leased real estate, improvements, fixtures, furniture, equipment and other personal property. The Company intends to continue operating the Bay Meadows Race Course at the same location and under the same name for a period of approximately two years after the closing date while the Paine Webber Real Estate Group completes its master plan and entitlements for development of the existing racetrack property.
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                                      -2-

The Company has paid the Seller Twenty-Four Million One Hundred Thousand and One Dollar ($24,100,001) in cash for the Interests and the Shares, subject to adjustment in accordance with the terms of the Agreement. The Company paid the purchase price from a draw on its credit facility with Wells Fargo Bank. The amount of the purchase price was negotiated by the Company with the Seller on the basis of the Company's analysis of the financial position of Bay Meadows and BM Catering and the performance of the businesses operated by them.

A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired.

        The Company has, to date, despite reasonable efforts and repeated requests, been unable to obtain the audited financial statements of Bay Meadows and BM Catering from the Seller or its auditors. These audited financial statements will be filed by amendment forthwith upon receipt.

(b)     Pro forma financial information.

        In the absence of the audited financial statements of Bay Meadows and BM Catering, the Company has been unable to compile the required pro forma financial statements. These pro forma financial statements will be filed by amendment forthwith upon receipt of the audited financial statements of Bay Meadows and BM Catering.

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
(c)     Exhibits.                                                                                        Page
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
Exhibit 2        Purchase Agreement dated as of August 25, 2000 between Magna                            3-53
                 Entertainment Corp., BMOC Acquisitions XIV, LLC and Paine
                 Webber Real Estate Securities, Inc. (The Exhibits to this
                 Agreement, which are identified in the list appearing at the end of the Table of Contents, have been omitted from this
                 filing but will be furnished supplementally to the Commission upon request.)

Exhibit 99.1     Copy of the Company's press release dated November 17, 2000.                            54-55
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAGNA ENTERTAINMENT CORP.
                                                  (Registrant)


Date: February 2, 2001                      by:   /s/ Gary M. Cohn
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                                                  Gary M. Cohn, Secretary